UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION
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of the Securities Exchange Act of 1934 (Amendment No. __)

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NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

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NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

May 3, 2017

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund"), a series of Nationwide Variable Insurance Trust (the "Trust").

Specifically, the Board of Trustees of the Trust (the "Board") has approved the selection of Loomis, Sayles & Company, L.P. ("Loomis Sayles") to serve as a new subadviser to the Fund. At the same time, the Board approved the termination of Winslow Capital Management, LLC ("Winslow") as a subadviser to the Fund. These changes became effective April 10, 2017. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that this Information Statement be sent to you. The full Information Statement also will be available on the Trust's website at http://www.nationwide.com/mutualfundsshareholdernews until September 11, 2017.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 855-835-8314.

The Board approved the appointment of Loomis Sayles as a subadviser to the Fund, managing a portion of the Fund's assets, upon the recommendation of Nationwide Fund Advisors ("NFA"), the investment adviser to the Fund. Loomis Sayles serves alongside the Fund's two other existing subadvisers, Massachusetts Financial Services Company and Smith Asset Management Group, LP.  NFA's recommendation was based on several factors, including:

•	Winslow's recent investment performance failing to meet NFA's expectations;
•	Loomis Sayles' growth stock investment strategy, which has consistently outperformed the Fund's benchmark over various rolling three-year periods;
•	NFA's finding that Loomis Sayles' investment strategy is consistently strong, disciplined and repeatable; and
•	NFA's belief that Loomis Sayles' investment strategy and style complement the investment strategies and styles of the Fund's two other subadvisers.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller
Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

INFORMATION STATEMENT

Nationwide Variable Insurance Trust (the "Trust") is furnishing this Information Statement with respect to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund"), a series of the Trust. All owners ("Contract Owners") of variable annuity contracts or variable life insurance policies ("variable contracts") who, as of the date hereof, had selected the Fund as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about June 10, 2017. The Information Statement also is available online at www.nationwide.com/mutualfundsshareholdernews. The Trust has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC"), which permits Nationwide Fund Advisors ("NFA"), the Fund's investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust's Board of Trustees (the "Board"), but without obtaining shareholder approval, provided, among other things, that the Fund sends to its respective shareholders (or, in this case, the Contract Owners who have selected the Fund as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio or series of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund's daily business affairs, subject to the supervision and direction of the Board. NFA selects subadviser(s) it believes will provide the Fund with high-quality investment management services consistent with the Fund's investment objective. NFA is responsible for the overall monitoring of the Fund's subadvisers.

Effective April 10, 2017, Loomis, Sayles & Company, LP ("Loomis Sayles") began serving as one of three subadvisers to the Fund, following the termination of Winslow Capital Management, LLC ("Winslow"). As a result of this change, a portion of the Fund's assets are now subadvised by Loomis Sayles.  The Fund's two other subadvisers, Massachusetts Financial Services Company ("MFS") and Smith Asset Management Group, LP ("Smith Group"), continue to subadvise separate portions of the Fund.

Loomis Sayles is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. Loomis Sayles is paid by NFA from the fees NFA receives from the Fund. In accordance with procedures adopted by the Board, a subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, as a new subadviser to the Fund. Loomis Sayles began serving as one of the Fund's subadvisers on April 10, 2017, following action taken by the Board on March 8, 2017, to approve Loomis Sayles as a subadviser to the Fund. The decision by the Board to approve Loomis Sayles as subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA's duties to select and supervise the Fund's subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, a subadviser and recommending to the Board whether new subadvisers should be hired or whether a subadviser's contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund's investment objective is to seek long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing.

As one of the Fund's subadvisers, Winslow used a bottom-up investment approach to select stocks of companies it believed would provide an opportunity for achieving returns in excess of those of the average stock mutual fund over the long term.  Although Winslow achieved strong returns following its appointment as a subadviser to the Fund in 2010, more recently it had underperformed the Fund's benchmark due to poor stock selection in the technology, healthcare and consumer discretionary sectors.  The degree of Winslow's recent underperformance effectively offset its stronger earlier performance, negatively impacting the Fund's peer group performance rankings for the longer three- and five-year periods. These factors contributed to NFA's recommendation to the Board to replace Winslow as one of the Fund's subadvisers.

NFA employed a subadviser selection process that was driven by qualitative, quantitative and risk due diligence processes, including a review of firm assets, performance, portfolio holdings overlap with other subadvisers and correlation of excess returns with other subadvisers. For those potential subadvisers that met the foregoing criteria, a number of other factors were applied, including, but not limited to, firm stability and ownership structure; composition, experience, culture and compensation structure of the portfolio management team; available capacity for the Fund's assets; and the reasonableness of the candidate's fee and its consistency with the Fund's expense structure. Discussions and onsite due diligence visits were then conducted with potential subadvisers to evaluate their investment strategies, management teams and operational capabilities.

LOOMIS SAYLES

Of the potential subadvisers that were evaluated, NFA determined that Loomis Sayles was the most qualified and appropriate candidate to replace Winslow as a subadviser to the Fund, considering the results of a detailed due diligence process as well as the Fund's investment objective and strategies. Loomis Sayles manages an all cap growth stock investment strategy that has exhibited a superior return profile and which NFA believes complements the return profiles of MFS and Smith Group.  Further, NFA found that, because of the significant portion of large cap stocks in which the Loomis Sayles all cap growth strategy invests, the strategy could appropriately be used for the Fund's large cap growth mandate.  Loomis Sayles emphasizes companies it believes have sustainable competitive advantages, long-term structural growth drivers, attractive cash flow return on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles seeks to buy stocks of such companies when they trade at a significant discount to their intrinsic value. NFA found that the Loomis Sayles strategy has consistently outperformed the Fund's benchmark (the Russell 1000 Growth Index) over various rolling three-year periods.

Investment decisions for the sleeve managed by Loomis Sayles are made by Aziz V. Hamzaogullari, CFA, who is supported by six research analysts.  Mr. Hamzaogullari is a vice president of Loomis Sayles and head of the growth equities team.  Prior to joining Loomis Sayles in 2010, he was a senior portfolio manager at Evergreen Investments.

Based on the foregoing considerations, NFA recommended to the Board that Loomis Sayles be approved as a subadviser to the Fund.

BOARD CONSIDERATIONS

At a Board meeting held in-person on March 8, 2017, the Board, of which eight of the nine members are not considered to be "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), discussed and unanimously approved the termination of Winslow as subadviser to the Fund and the hiring of Loomis Sayles as a subadviser to the Fund. The Trustees were provided with materials relating to Loomis Sayles in advance of and at the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the appointment of Loomis Sayles. The material factors and conclusions that formed the basis for the Board's approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by Loomis Sayles as Subadviser. The Board considered the information provided by NFA relating to Loomis Sayles, including information relating to Loomis Sayles's investment strategy and process and the risk/return profile of the strategy.  The Board also considered the experience of the investment personnel of Loomis Sayles that would be managing the Fund. The Board concluded that the nature and extent of services to be provided to the Fund by Loomis Sayles appeared reasonable and appropriate.

Investment Performance. The Board evaluated the investment performance of the Fund and considered the performance record of the investment strategy that would be utilized by Loomis Sayles in managing the Fund. The Board concluded that the prospects for satisfactory investment performance of the Fund, if Loomis Sayles were to be appointed as subadviser, were reasonable.

Fee Level. The Board considered the Fund's overall fee level. The Board noted that the new fee schedule proposed with respect to Loomis Sayles would result in an expense increase to NFA.  The Board also considered that in connection with the change in subadviser, NFA intended to eliminate the Fund's current advisory fee waiver which was scheduled to expire on May 1, 2017, unless otherwise renewed.  The Board considered NFA's statements that the Fund's total expense ratio (including 12b-1/non-12b-1 fees) was in the first quintile of its Lipper category peer group with the Fund's current advisory fee waiver, and that the expense ratio would also be in the first quintile even in the absence of the fee waiver. The Board concluded that the subadvisory fees to be paid to Loomis Sayles were fair and reasonable in light of the information provided.

Economies of Scale. The Board noted that the subadvisory fee schedule with Loomis Sayles includes breakpoints, reducing the subadvisory fees charged to NFA as assets of the Fund increase.

Profitability; Fallout Benefits. The Board determined to defer any review of potential fallout benefits of the subadvisory agreement to Loomis Sayles until Loomis Sayles had served in that capacity for a reasonable period of time.

Terms of the Subadvisory Agreement. The non-compensatory terms of the subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

Conclusion. Based on the totality of multiple factors taken together, the Board unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The subadvisory agreement with Loomis Sayles, dated April 10, 2017 (the "Agreement"), was approved by the Board, including the Independent Trustees, on March 8, 2017. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund's shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, with respect to the Fund, has an initial term that expires on May 1, 2018, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days' written notice by NFA, the Trust on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 60 days' written notice by Loomis Sayles. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual fee payable by NFA to Loomis Sayles (as a percentage of the Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Fund will not increase despite the higher subadvisory fee schedule with Loomis Sayles under the Agreement than the previous subadvisory fee schedule with Winslow.  Nevertheless, because of the higher cost to NFA of replacing Winslow with Loomis Sayles, NFA chose not to renew a Fee Waiver Agreement, expired May 1, 2017, pursuant to which NFA had waived an amount equal to 0.036% from the fee NFA was entitled to receive with respect to the Fund under the Investment Advisory Agreement with the Trust.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of the Fund's assets to Loomis Sayles and for overseeing and reviewing the performance of Loomis Sayles. Loomis Sayles is required to manage the Fund in accordance with the Fund's investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, Loomis Sayles is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers Loomis Sayles selects and to negotiate commissions to be paid on such transactions. In doing so, Loomis Sayles is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, Loomis Sayles and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund's shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Loomis Sayles is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Loomis Sayles' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify Loomis Sayles for any liability and expenses which may be sustained by Loomis Sayles unless they were the result of Loomis Sayles' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that Loomis Sayles establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits Loomis Sayles to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between Loomis Sayles and other subadvisers to the Fund or funds affiliated with the Fund.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT LOOMIS SAYLES

Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111. The following table sets forth the name and principal occupation of the principal executive officers of Loomis Sayles. The address of each person listed below is One Financial Center, Boston, Massachusetts 02111.

Name	Title
Kevin P. Charleston	President and Chief Executive Officer
Donald P. Ryan	Chief Compliance Officer
Jean S. Loewenberg	Chief Legal Officer
Paul J. Sherba	Chief Financial Officer

Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, an international asset management group based in Paris, France.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2016, the Fund paid the amount to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 7, 2017. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 25, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund's assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund's assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser's ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser's contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund's business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not more than 60 days' written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of March 31, 2017, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of March 31, 2017, to the Trust's knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of March 31, 2017, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although Contract Owners are not being asked to vote on the approval of Loomis Sayles as subadviser to the Fund, the Trust is required to summarize the voting rights of Contract Owners. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Fund's shareholders and to Contract Owners who have selected the Fund as an underlying mutual fund option. Shares of the Fund are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies own shares of the Fund as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners' voting instructions. If voting instructions are not received, the separate accounts will vote the shares of a Fund for which voting instructions have not been received in proportion (for, against or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund's shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC ("NFD"), an affiliate of NFA, acts as the Trust's principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC ("NFM"), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Loomis Sayles, nor do any such Officers or Trustees own securities issued by Loomis Sayles or have any other material direct or indirect interest in Loomis Sayles.

The Trust will furnish, without charge, a copy of the Trust's most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 855-835-8314. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/ Eric E. Miller
Eric E. Miller, Secretary

May 3, 2017

EXHIBIT A

SUBADVISORY FEES

The annual fee payable by NFA to Loomis Sayles (as a percentage of the Fund's average daily net assets) is set forth in the following table:

Fund	Subadvisory Fees
NVIT Multi-Manager Large Cap Growth Fund	0.45% on Aggregate Subadvisory Assets[1] up to $1 billion; and 0.425% on Aggregate Subadvisory Assets[1] of $1 billion and more.

1The term "Aggregate Subadvisory Assets" means the aggregate amount of assets resulting from the combination of: (i) the assets of the Fund that are managed by Loomis Sayles; (ii) the assets of the Nationwide Loomis All Cap Growth Fund, a series of Nationwide Mutual Funds, that NFA will allocate to, and put under the control of, Loomis Sayles; and (iii) the assets of the Nationwide Large Cap Growth Portfolio that NFA will allocate to, and put under the control of, Loomis Sayles.

Nationwide Mutual Funds is a Delaware statutory trust and registered investment company for which NFA also serves as investment adviser. The Nationwide Large Cap Growth Portfolio is a managed separate account of Nationwide Life Insurance Company, organized under Ohio law, that is exempt from registering as an investment company pursuant to Section 3(c)(11) of the Investment Company Act of 1940, as amended, for which NFA also serves as investment adviser.

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund's average daily net assets) as set forth in the following table:

Fund	Advisory Fees
NVIT Multi-Manager Large Cap Growth Fund	0.65% on assets up to $1 billion; and 0.60% on assets of $1 billion and more

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended December 31, 2016. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
NVIT Multi-Manager Large Cap Growth Fund	$9,442,947
C-1

EXHIBIT D

OUTSTANDING SHARES

As of March 31, 2017, the Fund had issued outstanding shares in the amount set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Multi-Manager Large Cap Growth Fund Class I	4,930,363.833
NVIT Multi-Manager Large Cap Growth Fund Class II	10,258,870.681
NVIT Multi-Manager Large Cap Growth Fund Class Y	123,549,835.890
D-1

EXHIBIT E

5% SHAREHOLDERS

As of March 31, 2017, to the Trust's knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Fund.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Multi-Manager Large Cap Growth Fund Class I
NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,654,068.413	33.55%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,073,057.46	21.76%
NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	763,150.382	15.48%
NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	371,917.515	7.54%
NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	354,940.168	7.20%
NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	261,173.033	5.30%
NVIT Multi-Manager Large Cap Growth Fund Class II
NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9,504,963.604	92.65%
NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	716,011.406	6.98%
NVIT Multi-Manager Large Cap Growth Fund Class Y
NVIT CARDINAL CAPITAL APPRECIATION 1 NATIONWIDE PLZ MSC 05-02-210 COLUMBUS OH 43215-2226	34,566,185.005	27.98%
NVIT CARDINAL MODERATE 1000 CONTINENTAL DR STE 400 KING OF PRUSSIA PA 19406-2850	32,651,525.618	26.43%
NVIT CARDINAL BALANCED 1000 CONTINENTAL DR STE 400 KING OF PRUSSIA PA 19406-2850	22,547,526.129	18.25%
NVIT CARDINAL MANAGED GROWTH FUND 1000 CONTINENTAL DR STE 400 KING OF PRUSSIA PA 19406-2850	12,153,447.364	9.84%
NVIT CARDINAL MODERATE CONSERVATIVE 1000 CONTINENTAL DR STE 400 KING OF PRUSSIA PA 19406-2850	6,386,141.219	5.17%

E-1

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT Multi-Manager Large Cap Growth Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete information statement that is available to you on the Internet relating to the NVIT Multi-Manager Large Cap Growth Fund (the "Fund") of Nationwide Variable Insurance Trust (the "Trust"). We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: NVIT Multi-Manager Large Cap Growth Fund Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the "Board") has approved the selection of Loomis, Sayles & Company, L.P. to serve as a new subadviser to the Fund. At the same time, the Board approved the termination of Winslow Capital Management, LLC as a subadviser to the Fund. These changes are expected to become effective on or about April 10, 2017. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") that allows certain subadviser changes to be made without shareholder approval (the "Manager of Managers Order"). The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

The full Information Statement will be available on the Fund's website at http://www.nationwide.com/mutualfundsshareholdernews until September 11, 2017. A paper or e‐mail copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 855-835-8314.

If you want to receive a paper or e‐mail copy of the above listed document, you must request one. There is no charge to you for requesting a copy.